Exhibit 99.48

                       GE CAPITAL MORTGAGE SERVICES, INC.
                           DISTRIBUTION DATE STATEMENT
                                 February, 2000
           Series 2000-01, REMIC Multi-Class Pass-Through Certificates

Pursuant to the Pooling and Servicing Agreement dated as of January 1, 2000 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

     Weighted average coupon                        %                8.004868
                                                      ------------------------
     Weighted average maturity                                         354.22
                                                      ------------------------

A.       Amount of distribution allocable to principal and interest:
         The amounts below are for a Single Certificate of $1,000:
      1.
                               Principal
          Principal Per     Prepayments Per  Interest Per
    Class  Certificate        Certificate     Certificate   Payout Rate
    -----  -----------        -----------     -----------   -----------
     PO   $   29.21375870   $  28.34874909  $  0.00000000   %0.00000000
     A1   $    7.39357805   $   6.50548332  $  6.25000000   %7.50000000
     A2   $    0.00000000   $   0.00000000  $  6.25000000   %7.50000000
     A3   $   11.12309893   $   9.78702511  $  6.25000000   %7.50000000
     A4   $    0.00000000   $   0.00000000  $  6.25000000   %7.50000000
     A5   $    0.00000000   $   0.00000000  $  6.25000000   %7.50000000
     A6   $   12.31853656   $  10.83887059  $  6.25000000   %7.50000000
     A7   $    0.00000000   $   0.00000000  $  6.25000000   %7.50000000
     A8   $    1.56255292   $   1.37486368  $  6.25000000   %7.50000000
     A9   $    0.00000000   $   0.00000000  $  6.25000000   %7.50000000
     S    $    0.00000000   $   0.00000000  $  0.35134349   %0.42161218
     M    $    0.70395311   $   0.00000000  $  6.25000000   %7.50000000
     B1   $    0.70395307   $   0.00000000  $  6.25000000   %7.50000000
     B2   $    0.70395194   $   0.00000000  $  6.25000000   %7.50000000
     B3   $    0.70395179   $   0.00000000  $  6.25000000   %7.50000000
     B4   $    0.70395706   $   0.00000000  $  6.25000000   %7.50000000
     B5   $    0.70395358   $   0.00000000  $  6.25000102   %7.50000123
     R    $ 1000.00000000   $ 879.90000000  $  6.30000000   %7.56000000

     2.        Unanticipated Recoveries:                 $                 0.00
                                                                 ---------------


B.       Accrual Amount
        1.
                         Accrual Amount
    Class
     A9                $      46,137.50

        2. The amount of servicing compensation received by the Company during the month preceding the month of distribution:
                                                           $          42,681.23
                                                                 ---------------

C. The amounts below are for the aggregate of all Certificates:

        1.     The Pool Scheduled Principal Balance:       $     388,840,344.19
                                                                 ---------------

        2.     The aggregate number of Mortgage Loans included in the Pool
               Scheduled Principal Balance set forth above:               1,281
                                                                 ---------------
        3.
     Beginning Aggregate Class   Ending Aggregate        Ending
       Certificate Principal    Class Certificate  Single Certificate
Class         Balance           Principal Balance        Balance         Cusip
-----         -------           -----------------        -------         -----
PO   $            3,647,947.91  $    3,541,377.64  $           970.79  GEC0001PO
A1   $          222,666,000.00  $  221,019,701.55  $           992.61  36157BAA8
A2   $           40,000,000.00  $   40,000,000.00  $         1,000.00  36157BAB6
A3   $           23,379,000.00  $   23,118,953.07  $           988.88  36157BAC4
A4   $            6,738,000.00  $    6,738,000.00  $         1,000.00  36157BAD2
A5   $            5,055,000.00  $    5,055,000.00  $         1,000.00  36157BAE0
A6   $           21,675,000.00  $   21,407,995.72  $           987.68  36157BAF7
A7   $           14,438,000.00  $   14,438,000.00  $         1,000.00  36157BAG5
A8   $           29,527,000.00  $   29,480,862.50  $           998.44  36157BAH3
A9   $            7,382,000.00  $    7,428,137.50  $         1,006.25  36157BAJ9
S    $          293,606,553.57  $  292,416,601.07  $           995.95  GEC00001S
M    $            8,019,000.00  $    8,013,355.00  $           999.30  36157BAL4
B1   $            3,324,000.00  $    3,321,660.06  $           999.30  36157BAM2
B2   $            1,956,000.00  $    1,954,623.07  $           999.30  36157BAN0
B3   $            1,369,000.00  $    1,368,036.29  $           999.30  36157BAZ3
B4   $              978,000.00  $      977,311.53  $           999.30  36157BBA7
B5   $              978,019.04  $      977,330.56  $           999.30  36157BBB5
R    $                  100.00  $            0.00  $             0.00  36157BAK6

D. The aggregate number and aggregate Principal Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were delinquent:

        1.   30-59 days
             Number              22       Principal Balance     $  6,509,491.13
                                 --------                          -------------
        2.   60-89 days
             Number              0        Principal Balance     $          0.00
                                 --------                          -------------
        3.   90 days or more
             Number              0        Principal Balance     $          0.00
                                 --------                          -------------
        4.   In Foreclosure
             Number              0        Principal Balance     $          0.00
                                 --------                          -------------
        5.   Real Estate Owned
             Number              0        Principal Balance     $          0.00
                                 --------                          -------------

       6. The Scheduled Principal Balance of any Mortgage Loan replaced pursuant to the Pooling And Servicing Agreement:
                                                                $          0.00
                                                                      ----------

E.      Other Information:

        1.    Special Hazard Loss Amount:                       $  3,914,201.00
                                                                   -------------

        2.    Bankruptcy Loss Amount:                           $    159,061.00
                                                                   -------------

        3.    Fraud Loss Amount:                                $  3,911,321.00
                                                                   -------------

        4.    Certificate Interest Rate of the Class S Certificate: %0.00000000
                                                                     -----------

*It has been the Company's experience that, with respect to the first Distribution Date after the closing of a securitization containing a large number of recently originated or acquired Mortgage Loans, the number of Mortgage Loans 30-59 days delinquent may be inflated due to the borrowers sending monthly payments to the wrong location or delays by the Company in inputting the Mortgage Loans on its servicing system. It has also been the Company's experience that for the majority of such Mortgage Loans the routing of borrowers' monthly payments has corrected itself by the second Distribution Date. However, the Company makes no assurances as to the level of delinquent Mortgage Loans for future Distribution Dates.